Exhibit 99.1

NEXITY FINANCIAL CORPORATION

AMENDED AND RESTATED BY-LAWS

Adopted as of November 14, 2007

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NEXITY FINANCIAL CORPORATION

AMENDED AND RESTATED BY-LAWS

ARTICLE I

Offices

Section 1. Registered Office. The registered office of the Corporation, as designated in the Certificate of Incorporation, may be changed from time to time by resolution of the Board of Directors and by filing notice of such change as required by law.

Section 2. Principal Office. The Corporation’s principal office shall be in the City of Birmingham, County of Jefferson, State of Alabama or such other place as the Board of Directors may from time to time determine.

Section 3. Other Offices. The Corporation may also have offices at such other places both within and without the State of Alabama as the Board of Directors may from time to time determine or the business of the Corporation may require to the extent not prohibited by law.

ARTICLE II

Meetings of Shareholders

Section 1. Location. All meetings of shareholders shall be held at the Corporation’s principal office in Birmingham, Alabama, or at such other place either within or without the State of Alabama as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

Section 2. Annual Meetings. Annual meetings of shareholders shall be held on the second Tuesday in April in each year, if not a legal holiday, and if a legal holiday, then on the next business day following. At the annual meeting, the shareholders shall elect a Board of Directors and shall transact any other business as may properly come before the meeting.

Section 3. Special Meetings. Special meetings of shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman or the Board of Directors.

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Section 4. Notice of Shareholders’ Meetings. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

Section 5. Shareholder List. After fixing a record date for a meeting, the officer having charge of the stock transfer books for Shares of the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders’ meeting. The list must be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each shareholder for any purpose germane to the meeting at the Corporation’s principal office and at least ten days prior to the meeting. A shareholder, or his or her agent or attorney, is entitled to examine such list for any purpose germane to the meeting during ordinary business hours. The Corporation shall make the list available at the meeting, and any shareholder, or his or her agent or attorney, is entitled to inspect the list at any time during the meeting or any adjournment thereof. The stock transfer records of the Corporation shall be prima facie evidence as to who are the shareholders entitled to examine the shareholders’ list or transfer records or to vote at any meeting of shareholders.

Section 6. Business of Special Meetings. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

Section 7. Quorum of Shareholders. A majority of the Shares entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of shareholders. If, however, such quorum is not present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the adjourned meeting shall be given to the shareholders entitled to vote at the meeting. Every meeting of the shareholders may be adjourned from time to time until its business is completed, and except as provided herein or by applicable law, no notice need be given of such adjourned meeting.

Section 8. Action by Shareholders. If a quorum is present, the affirmative vote of the majority of the Shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Delaware General Corporation Law as the same may be amended from time to time, or the Certificate of Incorporation.

Section 9. Voting. Unless provided otherwise by the Certificate of Incorporation, each shareholder shall at every meeting of the shareholders be entitled to one (1) vote in person or by proxy for each Share having voting power held by such shareholder. A proxy may be appointed by an instrument in writing subscribed by such shareholder or his duly authorized attorney-in-fact. The proxy holder need not be a shareholder. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 10. Waiver of Notice. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. A shareholder’s attendance at a meeting: (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter before action is taken on the matter.

Section 11. Notice of Nominations and Other Business at Annual Meetings.

(a) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made (1) pursuant to the Corporation’s notice of meeting, (2) by or at the direction of the Board of Directors, or (3) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice by the stockholder provided for in this Section, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.

(b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of paragraph (a) of this Section, the stockholder must give timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (1) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to be named in a proxy statement as a nominee and to serve as a director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(c) Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposed business or nomination shall be disregarded.

(e) For the purpose of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones New Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, if applicable, and if the Corporation is not subject to the Exchange Act, it shall mean such other method reasonably designed to inform stockholders of the matter subject to the public announcement.

(f) Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the applicable rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable.

Section 12. Conduct of Business. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations as adopted by the Board of Directors, the Chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of the stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III

Board of Directors

Section 1. General Powers. All corporate powers shall be exercised by or under authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

Section 2. Vacancies. If a vacancy occurs on the Board, the Board of Directors may fill the vacancy as prescribed in the Certificate of Incorporation. If there are no directors in office, then the shareholders may hold a special meeting to elect directors.

Section 3. Location of Meetings. Meetings of the Board of Directors, regular or special, shall be held at the Corporation’s principal office unless otherwise specified in the notice thereof, in which event the meeting shall be held where specified in the notice, either within or without the State of Alabama.

Section 4. Organizational Meeting. The first meeting of each newly-elected Board of Directors shall be held immediately after and in the same place as the annual meeting of shareholders. No notice of such meeting shall be necessary to the newly-elected directors in order to legally constitute the meeting, provided a quorum is present.

Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held on the day and time specified by resolution of the Board of Directors. No notice of regular meetings need be given, unless the time and place of such meetings are other than those stated therein.

Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman or President or any two (2) or more directors on twenty-four (24) hours’ personal, telephonic, or telegraphic notice to each director, or preceded by at least two days’ notice of the date, time and place of the meeting. The notice need not describe the purpose of the special meeting. Attendance at or participation by a director at a special meeting (i) waives objection to lack of any required notice or defective notice of the meeting, unless the director at the beginning of the meeting (or promptly upon arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting; and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the director objects to considering the matter before action is taken on the matter.

Section 7. Meetings by Conference Telephone, etc. Meetings of the Board of Directors and of any committee thereof may be held by means of a conference telephone or other communication by which all directors participating may simultaneously hear each other during the meeting. Participation by such means shall constitute presence in person at any such meeting.

Section 8. Quorum of Directors. A majority of the fixed number of directors shall constitute a quorum for the transaction of business. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board. A director is, unless established to the contrary, presumed present for quorum purposes for the remainder of the meeting at which he has been present for any purpose. A director who is present at a meeting of the Board or any committee of the Board when corporate action is taken is deemed to assent to the action taken unless (i) he objects at the beginning of the meeting (or promptly upon arrival) to holding it or transacting business at the meeting or, as to a matter required under the Certificate of Incorporation or these By-Laws to be included in the notice of the purpose of the meeting, he objects before action is taken on the matter; (ii) his dissent or abstention from action taken is entered in the minutes of the meeting; or (iii) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

Section 9. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if the action is taken by all members of the Board and evidenced by one or more consents in writing, setting forth the action so taken, shall be signed by each member of the Board or committee, as the case may be, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken is effective when the last director signs the consent, unless the consent specifies a different effective date. Such consent shall have the same effect as a unanimous vote.

Section 10. Committees. The Board of Directors may create one (1) or more committees, each committee to consist of one (1) or more members, who serve at the pleasure of the Board.

Section 11. Committee Meetings, Minutes and Reports. Meetings of any committee of the Board may be called by the President, or by the chairman of the committee, at any time upon personal, telephonic, telegraphic, written or such other notice as may be determined by such committee. A majority of the members of each committee may fix such committee’s rules of procedure, determine its manner of acting, and fix the time and place, whether within or without the State of Alabama, of its meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors whenever required or requested.

Section 12. Compensation. The Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attending each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

Notices

Section 1. Manner of Giving Notice. Except as otherwise required by law, whenever notice is required to be given to any director or shareholder, such notice requirement can be satisfied by giving written notice by mail or private carrier, addressed to such director or shareholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the earliest time of when received, five days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid and correctly addressed or on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Notice to directors may also be given in person, or by telephone, telegraph, teletype, telecopier, facsimile transmission, or other form of wire or wireless communication. The Secretary shall give, or cause to be given, the notices required by law or these By-Laws of all meetings of the Shareholders, and of the Board of Directors and its committees.

Section 2. Waiver of Notice. Whenever any notice is required to be given to any shareholder or director of the Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice and shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

ARTICLE V

Officers

Section 1. Number. The Board of Directors shall elect the Corporation’s officers. The Board of Directors or a duly appointed officer may appoint one or more officers or assistant officers. The Board of Directors shall delegate to one of the officers responsibility for preparing minutes of the directors’ and shareholders’ meetings and for authenticating records of the Corporation. Any number of offices may be held by the same person.

Section 2. Election. The Board of Directors, at its annual organizational meeting, may choose a Chairman, Vice Chairman, President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as it deems necessary or desirable. If the officers, or any of them, for any reason should not be elected at the Board of Directors’ organizational meeting, they may be elected at any regular or special meeting of the Board of Directors.

Section 3. Appointive Officers. The Board may from time to time appoint or delegate the appointment of such other officers as it may deem necessary, including one or more Assistant Secretaries and one or more Assistant Treasurers. Such officers shall hold office for such period, have such authority and perform such duties, subject to the control of the Board, as are in these By-Laws provided or as the Chairman of the Board, the President or the Board may from time to time prescribe. The President shall have authority to appoint and remove agents and employees and to prescribe their powers and duties and may authorize any other officer or officers to do so.

Section 4. Compensation. The salaries and other compensation of the Corporation’s principal officers shall be fixed by the Board of Directors, after taking account of any recommendations by any committee which is authorized to advise the Board with respect to compensation. The Board may from time to time delegate to any principal officer or to any committee the power to fix the salaries and other compensation for all other Corporation officers, employees and agents. The action of the Board of Directors in so fixing officer compensation shall not be rendered invalid by reason of the fact that a director voted in favor of a resolution fixing his own salary or by reason of the fact that his presence was necessary to constitute a quorum of the Board.

Section 5. Term, Removal, Resignation and Vacancies. The Corporation’s officers shall hold office until their successors are elected and qualified. Any officer may be removed at any time with or without cause by the affirmative vote of a majority of the Board of Directors. An officer may resign at any time by giving notice to the Corporation. A resignation is effective when the notice is given unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date. Any vacancy occurring in any office of the Corporation shall be filled in the manner prescribed in these By-Laws for regular election or appointment to such office.

Section 6. Chairman of the Board. The Chairman of the Board shall, when present, preside at all meetings of the Board of Directors, and of the shareholders. In general, he shall perform all the duties incident to the office of Chairman of the Board, and such other duties as the board may from time to time determine or as may be prescribed by these By-Laws.

Section 7. Vice Chairman. The Vice Chairman, in the absence, inability or disability of the Chairman, shall perform the Chairman’s duties. The Vice Chairman shall have such other duties as may be prescribed by the Board of Directors from time to time.

Section 8. President. The President shall be the chief executive officer of the Corporation, and subject to the control of the Board of Directors, shall determine the Corporation’s basic policies, have general supervision of its business and affairs and be responsible for all internal operations of the Corporation. The President shall report to the Board of Directors, and shall be responsible for personnel, and shall designate and assign the duties of the officers under his supervision, at the direction or with the approval of the Board of Directors.

The President shall have the authority to execute bonds, mortgages and other contracts and instruments requiring a seal, under the seal of the Corporation; and shall have the authority to endorse, when sold, assigned, transferred, or otherwise disposed of, all certificates for shares of stock, bonds, securities or evidences of indebtedness issued by other corporations, associations, trusts, individuals or entities, whether public or private, or by any government or agency thereof, which are owned or held by the Corporation, and to make, execute and deliver all instruments of assignment or transfer of any stocks, bonds, securities, evidences of indebtedness, agreements, or other property owned or held by the Corporation in any capacity. He shall, under the supervision of the Board, be responsible for all investments of the Corporation and shall have full authority to do any and all things delegated to him by the Board of Directors or by any committee of the Board having authority.

Section 9. Vice Presidents. The Vice Presidents, in order of their seniority or as designated by the Board of Directors, shall in the absence, inability or disability of the President, perform the duties and exercise the powers of said office, and when so acting shall be subject to all restrictions upon the President. At all other times the Vice Presidents shall perform such other duties and exercise such other powers as the Board of Directors may prescribe, or as the President may delegate.

Section 10. Treasurer. The Treasurer shall be the Corporation’s chief financial officer and shall have the custody of such property and assets of the Corporation as may be entrusted to him by the Board of Directors or by the President. He shall, subject to the general supervision of the Board of Directors and any audit committee thereof, have general supervision and authority over the Corporation’s books and accounts, its methods and systems of recording and keeping account of its business transactions and of its assets and liabilities, and within such authority, prepare and deliver all reports and returns required of the Corporation by law or by any governmental or regulatory authority pertaining to the condition of the Corporation and its assets and liabilities. He shall be responsible for preparing statements showing the Corporation’s financial condition and results of operation, and shall furnish such reports and financial records as may be required or requested by the Board of Directors, the Chairman or the President. He shall receive and give receipt for funds due and payable to the Corporation, shall have charge and custody of all funds and securities of the Corporation and shall deposit all such funds in the Corporation’s name in such banks and depositories selected or authorized by the Board. The Treasurer shall perform or cause to be performed all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, including the right to maintain the stock ledger for the Corporation as provided for the Secretary in the last sentence of Section 12 below.

Section 11. Assistant Treasurers. The Assistant Treasurer, or if there are more than one, the Assistant Treasurers in the order designated by the Board of Directors shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer, and at all other times shall perform such duties and have such powers as the Board of Directors, the Chairman, the President or the Treasurer may prescribe from time to time.

Section 12. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the shareholders, and shall keep the minutes of all proceedings of such meetings in books kept for these purposes, and shall perform like duties for the standing committees of the Board when required. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the Chairman or the President. He shall have custody of the corporate seal of the Corporation and shall affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of any Assistant Secretary. The Secretary or the Treasurer, shall also keep a stock ledger containing the names of all persons who are now or hereafter become shareholders of the Corporation showing their places of residence, the respective number of Shares held by them, and the time when they respectively became the holders of such Shares.

Section 13. Assistant Secretary. The Assistant Secretary, or if there are more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there is no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the power of the Secretary, and at all other times shall perform such other duties and have such other powers as the Board of Directors, the Chairman, the President or the Secretary may from time to time prescribe.

Section 14. Corporation, Officer and Employee Bonds. The Board of Directors shall fix and prescribe the amount of bond, if any, that may be required of the Corporation, and of each officer and employee of the Corporation. Such bonds shall be made by a bonding company or companies authorized to make such bonds in Alabama or any other applicable jurisdiction, and in such form as may be approved by the Corporation’s Board of Directors. The Board of Directors may in its discretion, require an increase in the amount of such bond or other additional bond and security, as the Board deems necessary, desirable or expedient for the better protection of the Corporation and those with whom it does business.

Section 15. Execution of Instruments. The Chairman and the President are authorized, in their discretion, and to the extent permitted herein and by law, to do and perform any and all corporate and official acts in carrying on the Corporation’s business, including, but not limited to, the authority to make, execute, acknowledge and deliver all deeds, mortgages, releases, bills of sale, assignments, transfers, leases, powers of attorney or of substitution, proxies to vote stock, or any other instrument in writing that may be necessary in the purchase, sale, lease, assignment, transfer, management or handling in any way of property of any description held or controlled by the Corporation, in any capacity. This shall include authority from time to time, to borrow money in such amounts, for such lengths of time, at such rates of interest and upon such terms and conditions as any said officer may deem proper, and to evidence the indebtedness thereby created by executing and delivering in the Corporation’s name, promissory notes or other appropriate evidences of indebtedness. The enumeration herein of particular powers shall not restrict in any way the general powers and authority of said officers. The Board may authorize any other officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be delegated by the person so authorized; but unless so authorized by the Board or these By-Laws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount. In addition to the Treasurer, the Secretary or any Vice President, Assistant Treasurer or Assistant Secretary is authorized to attest the signature of the President or Chairman and to affix the corporate seal to any and all instruments requiring such attestation or execution under seal.

Section 16. Receipts, Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, as shall from time to time be determined by resolution of the Board. The President, any Vice President, the Treasurer, any Assistant Treasurer or any other officer or employee designated by the Board of Directors, is authorized and empowered on behalf of the Corporation and in its name to endorse checks and warrants, to draw drafts, to give receipts for money due and payable to the Corporation, and to sign such other papers and do such other acts as are necessary or appropriate to perform his duties.

ARTICLE VI

Capital Stock

Section 1. Certificates. (a) The shares of the Corporation’s Shares may be certificated or uncertificated as provided under Delaware law. Unless the Board provides otherwise, every holder of fully-paid Corporation Shares shall be entitled to have a certificate, signed in the Corporation’s name by the Chairman, the President, the Treasurer or a Vice-President and by the Secretary or an Assistant Secretary of the Corporation, certifying the number and class of Shares and the designation of the series, if any, owned by him. Certificates representing Corporation Shares shall be issued in numerical order, and the Corporation’s seal or a facsimile thereof may be affixed to each certificate. The signature of any of the specified officers may be actual or a facsimile. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid. Shares or interests in the stock of corporations are personal property, transferable on the books of the Corporation in the manner provided by law.

(b) Within a reasonable time after the issuance or transfer of uncertificated Shares, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of Delaware, the name of the shareholder, the number and class (and the designation of the series, if any) of the Shares represented, and any restriction s on the transfer or registration of such Shares imposed by the Corporation’s certificate of incorporation, these Bylaws, any agreement among shareholders or any agreement between shareholders and the Corporation.

(c) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated Shares and the rights and obligations of the holders of certificated Shares of the same class and series shall be identical.

Section 2. Stock Records. A record shall be kept of the respective names of persons owning the Shares represented by certificates, the number of Shares represented by such certificates, respectively, and the respective issue dates thereof, and in the case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled and a new certificate or certificates shall not be issued in exchange for any existing certificates until such existing certificate shall have been so canceled, except in cases otherwise provided for in this Article VI.

Section 3. Stock Transfer. (a) The Corporation’s Shares shall be transferred only upon the Corporation’s books by the registered holder thereof, either in person or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, or with the Corporation’s duly appointed transfer agent, upon payment of all taxes on such transfer, and surrender of properly endorsed certificates for such Shares if such Shares are represented by certificates. The Corporation shall be entitled to recognize the exclusive right of a person or entity registered on its books as the owner of Shares entitled to receive dividends and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such Share or Shares on the part of any other person, whether or not it shall have express or other notice thereof, except as may otherwise be required by the laws of Alabama. The Corporation’s obligation to effect a transfer of Shares shall be subject to all provisions of the Certificate of Incorporation and these By-Laws, and to any applicable restrictions on transfer imposed or permitted pursuant to such Certificate of Incorporation, these By-Laws, or applicable law or agreement.

(b) Upon the receipt of proper transfer instructions from the registered owner of uncertificated Shares, such uncertificated Shares shall be cancelled, issuance of new equivalent uncertificated Shares or certificated Shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

Section 4. Lost, Destroyed and Mutilated Certificates. The holder of any Shares shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, and after the expiration of such period of time as it may determine to be advisable, cause a new certificate or certificates for Shares of stock or evidence of the issuance of uncertificated Shares to be issued, upon the surrender of the mutilated certificate, or in case of loss or destruction of the certificate, upon proof satisfactory to the Board of such loss or destruction. The Board may, in its sole discretion, require the owner of the lost, destroyed or mutilated certificate, or his legal representatives, to give the Corporation a bond, in such sum and with such surety or sureties as it may direct, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, destruction or mutilation of any such certificate or the issuance of such new certificate.

Section 5. Record Date. For the purpose of determining shareholders entitled to notice of a shareholders’ meeting, to demand a special meeting, to vote, or to take any other action, the Board of Directors of the Corporation may fix the record date but not to exceed, in any case, sixty (60) days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the Board fixes a new record date.

Section 6. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-Laws, concerning the issue, transfer and registration of certificates for Shares or of uncertificated Shares of the Corporation. It may appoint, or authorize any principal officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars, and may require all certificates for Shares of the Corporation to bear the signature or signatures of any of them.

ARTICLE VII

General Provisions

Section 1. Declaration of Distributions. Except as otherwise expressly provided by the Certificate of Incorporation, distributions with respect to the Corporation’s Shares may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, property, or in Shares of the Corporation of any class or series.

Section 2. Annual Reports to Shareholders. The Board of Directors shall cause the Corporation to mail to each of its shareholders, not later than one hundred twenty (120) days after the close of each of its fiscal years, a financial statement, which may be consolidated, including a balance sheet as of the end of such fiscal year and a statement of income for such fiscal year. Such financial statement shall be prepared in accordance with generally accepted accounting principles, or, if the books of the Corporation are not maintained on that basis, may be prepared either on the same basis used by the Corporation for filing its United States income tax returns or as required by appropriate regulatory agencies. The financial statement shall be accompanied by a report of the President, the officer of the Corporation in charge of its financial records or a certified public accountant stating whether, in his opinion, the financial statements of the Corporation present fairly the financial position of the Corporation and the results of its operations in accordance with generally accepted accounting principles and, if not, describing the basis of their preparation and giving his opinion of the fairness of the presentation of the data shown by them, in accordance with accounting procedures generally used in the trade, industry or business conducted by the Corporation.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the words “Seal” or “Corporate Seal” and “Delaware”, as impressed in the margin hereof. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced or otherwise used on document or instrument.

Section 5. Indemnification.

(a) The Corporation shall indemnify all persons who may be indemnified by the Corporation to the full extent required or permitted by law, including but not limited to the indemnification provided in Section 145 of the General Corporation Law of Delaware as it now exists or hereafter may exist.

(b) The indemnification authorized by this Section shall not be deemed exclusive of and shall be in addition to any other right to which those indemnified may be entitled under any statute, rule of law, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of such a person.

(c) The Corporation may purchase and maintain insurance or furnish similar protection (including but not limited to trust funds, self-insurance reserves, or the like) on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section or under Section 145 of the General Corporation Law of Delaware as it now exists or may hereafter exist.

ARTICLE VIII

Amendment of By-Laws

These By-Laws may be altered, amended, added to, or repealed and new By-Laws adopted by the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors.

ARTICLE IX

Miscellaneous

Use of the words “he,” “his,” or “him” shall be deemed to be gender neutral and shall include “she,” “hers,” or “her,” as appropriate. The words “stockholder” and “shareholder” are used interchangeably.